Nature of Business	12 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Business

NOTE 1 – NATURE OF BUSINESS

Stakool, Inc. was incorporated in the State of Delaware under the name, PLR, Inc. in 1993, and went through a series of name changes and reorganizations. In November 1997 the Company moved its domicile to the State of Nevada. Through 2008 several additional name changes were made. On August 21, 2008, the Company changed its name to Hybid Hospitality, Inc.

On June 16, 2011, Stakool entered into a Letter of Intent of Sale and Purchase with Anthus Life Corp., a privately held Nevada corporation (“Anthus Life”).

On July 20, 2011, Stakool and Anthus Life executed an Agreement of Sale and Purchase whereby Anthus Life received 77,588,470 shares of 79,388,470 issued and outstanding shares of Stakool common stock, as well as 10,000,000 Preferred Shares of Stakool in exchange for scheduled payments, totaling $350,000 and 1,300,000 shares of Stakool common stock the “Agreement of Sale and Purchase”). The parties amended the Agreement of Purchase and Sale as of January 19, 2012, providing, among other things, for the issuance of an additional 2,650,000 shares of Stakool common stock to certain parties. All stock has been issued under the Agreement of Sale and Purchase and, as of December 31, 2012, $355,000 has been paid.

Anthus Life Corp. was incorporated in Nevada on June 4, 2009. Anthus was a developer and manufacturer of natural and organic food products packaged for consumer consumption. The Company had one product line in the natural food category. In 2013 the Company terminated its production of products due to a lack of working capital. However as additional funds have been secured by the new management team, production will resume in the near future.

On March 15, 2013 all officers and directors resigned from the Company and Mr. Joseph C. Canouse was appointed President, Chief Executive Officer, and Director. On April 20, 2013 Mr. Kevin P. Quirk joined the Company and was appointed President, Chief Executive Officer. Mr. Canouse, who continued as a Director, assumed the title of Chief Financial Officer.

Effective August 5, 2013 the Company completed a 1 for 100 reverse stock split, which reduced the number of issued and outstanding common shares from 2,903,888,889 to approximately 29,039,066. Fractional shares produced as a result of this reverse stock split were rounded up to the next whole share. The consolidated financial statements have been retroactively adjusted to reflect this reverse stock split.

On September 26, 2013 the name of the Company was changed to Fresh Promise Foods, Inc. and the Company also reduced the number of authorized shares of common stock from four billion (4,000,000,000) to four hundred seventy five million (475,000,000).

The company is headquartered in Alpharetta, Georgia and currently in the process of developing new health frood products and seeking acquisition opportunities.